Employee Benefits - Overview of the accumulated benefit obligation, fair value of plan assets, funded status and net amount recognized for U.S. and Canadian Other Post-Retirement Benefits (Details) - Other Post-Retirement Benefits - USD ($)
$ in Millions
	Dec. 31, 2019	Dec. 31, 2018
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Accumulated projected benefit obligation	$ 103	$ 91
Fair value of plan assets	16	14
Funded status	(87)	(77)
Unrecognized prior-service credit	(1)	(1)
Unrecognized loss	3	(6)
Net amount recognized	$ (85)	$ (84)